Exhibit 99.1

Vicarious Surgical Announces Election of New Directors

WALTHAM, Mass. -- (BUSINESS WIRE) -- Vicarious Surgical Inc. (NYSE: RBOT, RBOT WS) (the “Company”), a next-generation robotics technology company seeking to improve lives by transforming robotic surgery, today announced the election of Fuad Ahmad and Joseph Doherty to the Vicarious Surgical Board of Directors at the Company’s 2025 Annual Meeting of Stockholders held on June 27, 2025. The Company also announced the departure of Ric Fulop from the Vicarious Surgical Board of Directors effective as of the Annual Meeting.

“On behalf of the board, I am thrilled to welcome Fuad and Joseph to the Vicarious team. Their decades of experience and insight will be instrumental as we continue our advance towards our clinical trial and the eventual commercialization of our platform” said Adam Sachs, CEO and Co-Founder of Vicarious Surgical. “I would also like to thank Ric for his 5-years of dedicated service and invaluable guidance. His tenure has left a lasting positive impact on the Company.”

Mr. Ahmad has been a partner at FLG Partners, a CEO and CFO consulting practice and board advisory services firm, since 2013. From November 2020 to March 2025, he served as CFO of Iridex Corporation (NASDAQ: IRIX), a medical device company. Prior to that, Mr. Ahmad served as CFO at each of Mitek Systems (NASDAQ: MITK), Vaxart, Inc. (NASDAQ: VXRT), Cutera, Inc. and Telenav, Inc. Prior to joining FLG Partners, he served as CFO of Sezmi Corporation, a Morgenthaler Ventures-backed cloud-based software platform. Prior to his service with Sezmi Corporation, Mr. Ahmad served as Senior Vice President and CFO of Globalstar Inc. (NASDAQ: GSAT), a public company that builds and operates low-earth orbit satellite-based digital telecommunications systems. In this role, Mr. Ahmad was involved in the initial fundraising activities related to building and launching Globalstar’s satellite telecommunications system, including its IPO and various public market and private financing initiatives totaling more than $1.5 billion. Mr. Ahmad graduated from Brigham Young University with a Bachelor of Science in Finance.

Mr. Doherty has served as CEO of the Worcester City Campus Corporation, a not-for-profit corporation whose base corporate purpose is to foster, promote and support the University of Massachusetts since January 2025. Since 2020, Mr. Doherty has served as a teacher at Saint John’s High School, and since March 2022, Mr. Doherty has also served as a member of the board of directors of Immertec, a software company that creates immersive and interactive experiences for training in healthcare. From 2021 to 2025, he served as the Director for the BOLT initiative at the Massachusetts Biomedical Initiative (MBI), a nonprofit life science startup incubator. From January 2019 to August 2020, he served as the President of Scapa Healthcare, and from January 2019 to May 2020, he was a member of the board of directors of Scapa Group, a publicly traded company on AIM, a market of the London Stock Exchange plc. There, he oversaw a B2B business focused on developing and manufacturing medical devices and consumer wellness products for global market leaders. From 2015 to 2019, Mr. Doherty served in roles of increasing responsibility, including as President of Olympus Surgical Technologies America, a medical device subsidiary of Olympus Corporation of the Americas. He also spent over 24 years with Johnson & Johnson (NYSE: JNJ) and held various roles with increasing responsibilities, ultimately serving as the Vice President of Integration and Transformation. Mr. Doherty received a Bachelor of Science in Engineering from the United States Military Academy at West Point and a Master of Business Administration from Nichols College.

About Vicarious Surgical

Founded in 2014, Vicarious Surgical is a next generation surgical robotics company, developing a unique disruptive technology with the multiple goals of substantially increasing the efficiency of surgical procedures, improving patient outcomes, and reducing healthcare costs. The Company’s novel surgical approach uses proprietary human-like surgical robots to virtually transport surgeons inside the patient to perform minimally invasive surgery. The Company is led by an experienced team of technologists, medical device professionals and physicians, and is backed by technology luminaries including Bill Gates, Vinod Khosla’s Khosla Ventures, Innovation Endeavors, Jerry Yang’s AME Cloud Ventures, Sun Hung Kai & Co. Ltd and Philip Liang’s E15 VC. The Company is headquartered in Waltham, Massachusetts. Learn more at www.vicarioussurgical.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. All statements other than statements of historical facts contained herein, including without limitation, statements regarding the Company’s expectations for its advancement toward a clinical trial and commercialization, are forward-looking statements that reflect the current beliefs and expectations of management. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the ability to maintain the listing of the Company’s Class A common stock on the New York Stock Exchange; the approval, commercialization and adoption of the Company’s initial product candidates and the success of its single-port surgical robot, called the Vicarious Surgical System, and any of its future product candidates and service offerings; changes in applicable laws or regulations; the ability of the Company to raise financing in the future; the success, cost and timing of the Company’s product and service development activities; the potential attributes and benefits of the Company’s product candidates and services; the Company’s ability to obtain and maintain regulatory approval for the Vicarious Surgical System, and any related restrictions and limitations of any approved product; the size and duration of human clinical trials for the Vicarious Surgical System; the Company’s ability to identify, in-license or acquire additional technology; the Company’s ability to maintain its existing license, manufacture, supply and distribution agreements; the Company’s ability to compete with other companies currently marketing or engaged in the development of products and services that the Company is currently marketing or developing; the size and growth potential of the markets for the Company’s product candidates and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the Company’s product candidates and services and reimbursement for medical procedures conducted using its product candidates and services; the company’s estimates regarding expenses, revenue, capital requirements and needs for additional financing; the Company’s financial performance; economic downturns, political and market conditions and their potential to adversely affect the Company’s business, financial condition and results of operations; the Company’s intellectual property rights and its ability to protect or enforce those rights, and the impact on its business, results and financial condition if it is unsuccessful in doing so; and other risks and uncertainties indicated from time to time in the Company’s filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Investor Contact
Marissa Bych
Gilmartin Group

marissa@gilmartinir.com

Media Inquiries
media@vicarioussurgical.com

Source: Vicarious Surgical Inc.